SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, DC 20549

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                                 FORM 8-K

                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(D) OF THE

                      SECURITIES EXCHANGE ACT OF 1934

               DATE OF EARLIEST EVENT REPORTED: MAY 10, 1995

                      PEOPLES TELEPHONE COMPANY, INC.
          (Exact name of registrant as specified in its charter)

       NEW YORK                   0-16479                 13-2626435
(State or other juris-       (Commission File            (IRS Employer
diction of incorporation)     Number)                    I.D. No.)

  2300 N.W. 89TH PLACE, MIAMI, FLORIDA                      33172
(Address of principal executive office)                  (Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (305) 593-9667


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Item 5.  Other Events

         Reference is made to the Company's press release dated May 10, 1995, attached hereto as Exhibit 99, which is being filed pursuant to Rule 135c(d) under the Securities Act of 1933, as amended.


Item 7.  Exhibits

         EXHIBIT

         99.       Press release dated May 10, 1995.


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                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    PEOPLES TELEPHONE COMPANY, INC.

Date:  May 11, 1995                 /s/  Bonnie S. Biumi
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                                         Bonnie S. Biumi
                                         Chief Financial Officer